EXHIBIT 99.1

Green Innovations Addresses Market Conditions

MIAMI, Feb. 21, 2013 -- Green Innovations Ltd. (OTCQB: GNIN) (OTCBB: GNIN) ("Green Innovations" or the "Company") today commented regarding recent volatility in the market for the Company's shares.

It has come to the Company's attention that there have been negative third-party reports by anonymous sources concerning Green Innovations and its business.

The Company wishes to clarify to shareholders and potential investors that it is in good standing and fully reporting with the United States Securities and Exchange Commission (SEC) and that it stands behind all of its previously issued press releases and corporate filings. Green Innovations and its subsidiaries continue to conduct business as usual and look forward to reporting on its anticipated growth.

Going forward, in order to prevent any confusion regarding the Company's business transactions, Green Innovations will increase its level of reporting transparency beyond that which is required by the SEC.  This plan will include additional Form 8-K filings for each of its future contracts, purchase orders, and distribution agreements.  The Company is currently drafting a Form 8-K filing which will provide additional disclosure on historical events in order to allay concerns within in the investing public.

The Company would like to remind all interested parties that they should rely only on information provided through official Green Innovations press releases, SEC filings, and their registered investment advisors.

About Green Innovations Ltd.

Green Innovations Ltd., through its wholly-owned subsidiary Green Hygienics, Inc., is the exclusive licensed North American distributor of American Hygienics Corporation's 100% tree-free bamboo-based product line, including personal care and paper-based goods.  The Company provides consumers the opportunity to enjoy high-quality and performance eco-friendly goods from dedicated experts that have been producing bamboo products for over a decade, along with the cost-benefit of local raw material manufacturing, and the satisfaction of knowing that by using these products they are doing their part to reduce their carbon footprint and to continue the movement towards a more healthy and sustainable planet.

For further information regarding Green Innovations Ltd., contact:

Green Innovations Investor Relations
(866) 947-5567 (Toll-free)
E-mail: investor@greeninnovationsltd.com
Website: www.greeninnovationsltd.com

Forward-Looking Statements

This press release contains "forward-looking statements".  Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, and specifically references to the the Company's future growth.  The reader can identify these forward-looking statements by forward-looking words such as "may," "will," "expect," "potential," "anticipate," "forecast," "believe," "estimate," "project," "plan," "continue" or similar words.  The reader should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial condition, or state other forward-looking information.  Forward-looking statements include, but are not limited to, statements regarding potential products, customers, revenues, expansion efforts, and future plans and objectives of Green Innovations Ltd. ("Green Innovations").  The risk factors listed in our disclosure documents and the cautionary language on this website provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations and projections described by Green Innovations in its forward-looking statements. Actual results relating to, among other things, product launch, sales, customer acceptance and market share could differ materially from those currently anticipated in such statements.  Factors affecting forward-looking statements include: consumer preferences, competition from more established brands, ability to develop market share; changes in the operating costs; changes in economic conditions, foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities that Green Innovations develops or produces; changes in the investments levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Green Innovations operates; technological, mechanical and operational difficulties encountered in connection with Green Innovations' development activities; and labor relation matters and costs.  The reader should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by Green Innovations from time to time with the Securities and Exchange Commission and other regulatory authorities.